                                                                   EXHIBIT 99(s)

                                POWER OF ATTORNEY



         We, the undersigned officers and Trustees of Senior Debt Portfolio, a New York trust, do hereby severally constitute and appoint Alan R. Dynner, James
B. Hawkes and Eric G. Woodbury, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statement on Form N-2 filed by Eaton Vance Prime Rate Reserves with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

         IN WITNESS WHEREOF we have hereunto set our hands, in Hamilton, Bermuda, on the dates set opposite our respective signatures.


           Signature                                        Title                           Date
           ---------                                        -----                           ----

                                            President, Principal
                                            Executive Officer and
/s/ James B. Hawkes                         Trustee                                   February 14, 1997
-----------------------------------
James B. Hawkes


                                            Treasurer and Principal
                                            Financial and
/s/ James L. O'Connor                       Accounting Officer                        February 14, 1997
----------------------------------
James L. O'Connor


/s/ Donald R. Dwight                        Trustee                                   February 14, 1997
----------------------------------
Donald R. Dwight


/s/ M. Dozier Gardner                       Trustee                                   February 14, 1997
---------------------------------
M. Dozier Gardner


/s/ Samuel L. Hayes, III                    Trustee                                   February 14, 1997
----------------------------------
Samuel L. Hayes, III


                                            Trustee
----------------------------------
Norton H. Reamer


/s/ John L. Thorndike                       Trustee                                   February 14, 1997
-----------------------------------
John L. Thorndike


/s/ Jack L. Treynor                         Trustee                                   February 14, 1997
------------------------------------
Jack L. Treynor

                                POWER OF ATTORNEY



         We, the undersigned officers and Trustees of Senior Debt Portfolio, a New York trust, do hereby severally constitute and appoint Alan R. Dynner, James
B. Hawkes and Eric G. Woodbury, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statement on Form N-2 filed by Eaton Vance Prime Rate Reserves with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

         IN WITNESS WHEREOF we have hereunto set our hands, in Hamilton, Bermuda, on the dates set opposite our respective signatures.


           Signature                                        Title                           Date
           ---------                                        -----                           ----

                                            President, Principal
                                            Executive Officer and
                                            Trustee
-----------------------------------
James B. Hawkes

                                            Treasurer and Principal
                                            Financial and
                                            Accounting Officer
----------------------------------
James L. O'Connor


                                            Trustee
----------------------------------
Donald R. Dwight


                                            Trustee
----------------------------------
M. Dozier Gardner


                                            Trustee
-----------------------------------
Samuel L. Hayes, III


/s/ Norton H. Reamer*                       Trustee                                    April 23, 1997
-----------------------------------
Norton H. Reamer


                                            Trustee
-----------------------------------
John L. Thorndike


                                                     Trustee
------------------------------------
Jack L. Treynor


*Executed in Frankfurt, Germany